Exhibit 10.1

M/I HOMES, INC.
2006 DIRECTOR EQUITY INCENTIVE PLAN
STOCK UNITS AWARD AGREEMENT

M/I Homes, Inc. (the “Company”), pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan (the “Plan”) and this Award Agreement (the “Agreement”), hereby irrevocably awards (the “Award”) to the undersigned Participant the following stock units (the “Stock Units”) representing the right to receive payment of common shares, $.01 par value, of the Company (the “Stock”):

1. Name of Participant:  ____________________________________________

2. Grant Date:   ____________________________________________

3. Total Number of Stock Units Granted: ____________________________________

4. Settlement of Stock Units:

A. Time of Settlement:     The total number of Stock Units granted under this
Agreement (plus additional Stock Units, if any, that accrue under Section 9.03 of the Plan due to dividends and other distributions paid after the Grant Date with respect to the Stock) will be settled on the date of the Participant’s separation from service (as defined in Section 409A of the Internal Revenue Code of 1986, as amended) from the Company.

B. Form of Settlement:     All Stock Units to be settled under this Agreement
(as described in Section 4.A. above) will be settled in shares of Stock.

C. Payment:      Within sixty (60) days following the date on which the Stock Units are settled (as described in Section 4.A. above), the Participant will receive a lump sum payment of shares of Stock equal to the whole number of Stock Units settled, plus a cash payment for any fractional Stock Unit, determined based upon the Fair Market Value of a share of Stock on the settlement date.

5. Effect of Plan:               The Award of Stock Units is subject in all cases to the terms and conditions set forth in the Plan, which are incorporated into and made a part of this Agreement. All capitalized terms that are used in this Agreement but are not defined in this Agreement shall have the meanings ascribed to such terms in the Plan.

6. Acknowledgment:        By signing below, the Participant acknowledges and agrees that the Award is subject to all of the terms and conditions of the Plan.

PARTICIPANT

Date:__________________________
By:________________________________

M/I HOMES, INC.

Date:__________________________
By:_______________________________
Title:_____________________________